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                                                                     EXHIBIT 24

                              POWER OF ATTORNEY

Each of the undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint GEOFFREY B. BLOOM, STEPHEN L. GULIS, JR., and BLAKE W. KRUEGER, and any of them severally, his or her true and lawful attorney or attorneys, with full power of substitution, to execute in his or her name in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., a Form S-3 Registration Statement of Wolverine World Wide, Inc. with respect to the issuance of up to 1,800,000 shares of its Common Stock, $1.00 par value, to be offered to the public, and any and all amendments to such Registration Statement, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.

        Signature          Title                            Date
        ---------          -----                            ----

/s/ Geoffrey B. Bloom      President, Chief                 October 5, 1995
-----------------------    Executive Officer and
Geoffrey B. Bloom          Director (Principal
                           Executive Officer)

/s/ Daniel T. Carroll      Director                         October 5, 1995
-----------------------
Daniel T. Carroll

/s/ Thomas D. Gleason      Director                         October 5, 1995
-----------------------
Thomas D. Gleason

/s/ Alberto L. Grimoldi    Director                         October 5, 1995
-----------------------
Alberto L. Grimoldi

/s/ David T. Kollat        Director                         October 5, 1995
-----------------------
David T. Kollat

/s/ Phillip D. Matthews    Chairman of the                  October 5, 1995
-----------------------    Board and Director
Phillip D. Matthews

/s/ David P. Mehney        Director                         October 5, 1995
-----------------------
David P. Mehney

/s/ Stuart J. Northrop     Director                         October 5, 1995
-----------------------
Stuart J. Northrop

/s/ Timothy J. O'Donovan   Executive Vice President         October 5, 1995
-----------------------    and Director
Timothy J. O'Donovan

/s/ Joseph A. Parini       Director                         October 5, 1995
-----------------------
Joseph A. Parini

/s/ Joan Parker            Director                         October 5, 1995
-----------------------
Joan Parker

/s/ Elizabeth A. Sanders   Director                         October 5, 1995
-----------------------
Elizabeth A. Sanders

/s/ Stephen L. Gulis, Jr.  Vice President and               October 5, 1995
-----------------------    Chief Financial Officer
Stephen L. Gulis, Jr.      (Principal Financial and
                           Accounting Officer)